Exhibit 4.9

SUPPLEMENTAL INDENTURE NO. 1

Supplemental Indenture No. 1 (this “First Supplemental Indenture”), dated as of August 14, 2020, among WeWork Companies LLC, a Delaware limited liability company (the “Company”), WW Co-Obligor Inc., a Delaware corporation (the “Co-Obligor”), the guarantors listed on the signature pages hereto (the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company, the Co-Obligor and each of the Guarantors has heretofore executed and delivered to the Trustee an indenture, dated as of July 10, 2020 (the “Base Indenture” and, as supplemented by this First Supplemental Indenture, the “Indenture”), providing for the issuance of 5.0% Senior Notes due 2025;

WHEREAS, pursuant to and on the date of the Base Indenture, the Company issued $200,000,000 aggregate principal amount of its 5.0% Senior Notes due 2025 (the “Existing Notes”);

WHEREAS, Sections 2.01 and 4.09 of the Base Indenture provide that the Issuer may, from time to time and in accordance therewith, issue Additional Notes under the Base Indenture;

WHEREAS, the Issuer wishes to issue, pursuant to the Indenture, an additional $200,000,000 aggregate principal amount of its 5.0% Senior Notes due 2025 as Additional Notes (the “New Notes” and, together with the Existing Notes, the “Notes”);

WHEREAS, Section 9.01(a)(11) of the Base Indenture provides that, without the consent of any Holder, the Company, the Guarantors and the Trustee may amend or supplement the Indenture to provide for the issuance of Additional Notes in accordance with the terms of the Base Indenture, as set forth in Article II of this First Supplemental Indenture;

WHEREAS, the Company, the Co-Obligor and the Guarantors are authorized to execute and deliver this First Supplemental Indenture;

WHEREAS, the Company and Co-Obligor have requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all conditions and requirements necessary to the execution and deliver of this First Supplemental Indenture have been done and performed, and the execution and delivery hereof by the parties hereto has been authorized in all respects;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Base Indenture.

ARTICLE II

NEW NOTES

Section 2.1 Amount of New Notes. The aggregate principal amount of New Notes to be authenticated and delivered under this First Supplemental Indenture on August 14, 2020 is $200,000,000.

Section 2.2 Terms of New Notes. The New Notes are to be issued as Additional Notes under the Indenture and shall:

(a) be issued as part of the existing series of Notes under the Indenture, and the New Notes and Existing Notes shall be a single class and shall have the same terms as to status, redemption or otherwise (other than issue date, issue price and) as the Existing Notes;

(b) (i) be issued on August 14, 2020, (ii) be deemed to have accrued interest from August 14, 2020 and (iii) have a first interest payment date of February 1, 2021;

(c) be issuable in whole in the form of one or more Global Notes in the form, including appropriate transfer restriction legends, provided in Exhibit A to the Base Indenture; and

(d) bear the CUSIP number of U96218 AA7 and ISIN number of USU96218AA72 (which are the same as the Existing Notes).

ARTICLE III

MISCELLANEOUS

1.1.	Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

1.2.

Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE BASE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

1.3.	Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

1.4.

Headings. The headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

1.5.

The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

WEWORK COMPANIES LLC

By:	/s/ Timothy Fetten
Name: Timothy Fetten
Title: Treasurer

WEWORK CO-OBLIGOR INC.

By:	/s/ Timothy Fetten
Name: Timothy Fetten
Title: Treasurer

GUARANTORS:

#4 WOODFIELD MALL TENANT LLC

1 BEACON STREET TENANT LLC

1 BELVEDERE DRIVE TENANT LLC

1 GLENWOOD AVE TENANT LLC

1 LINCOLN STREET TENANT LLC

1 MILK STREET TENANT LLC

1 POST STREET TENANT LLC

1 SEYMOUR STREET TENANT LLC

1 SOUTH DEARBORN STREET TENANT LLC

1 UNION SQUARE WEST HQ LLC

10 EAST 38TH STREET TENANT LLC

10 EAST 40TH STREET HQ LLC

100 BAYVIEW CIRCLE TENANT LLC

100 BROADWAY TENANT LLC

100 S STATE STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

100 SUMMER STREET TENANT LLC

1000 MAIN ST TENANT LLC

10000 WASHINGTON BOULEVARD TENANT LLC

1001 WOODWARD AVE TENANT LLC

1003 EAST 4TH PLACE TENANT LLC

101 EAST WASHINGTON STREET TENANT LLC

101 HUNTINGTON AVE TENANT LLC

101 MARIETTA STREET NORTHWEST TENANT LLC

101 NORTH 1ST AVENUE TENANT LLC

1015 18TH ST NW TENANT LLC

10250 CONSTELLATION TENANT LLC

1031 SOUTH BROADWAY TENANT LLC

10585 SANTA MONICA BOULEVARD TENANT LLC

10845 GRIFFITH PEAK DRIVE TENANT LLC

10885 NE 4TH STREET TENANT LLC

109 S 5TH STREET TENANT LLC

10900 STONELAKE BOULEVARD TENANT LLC

1099 STEWART STREET TENANT LLC

11 PARK PL TENANT LLC

11 PENNSYLVANIA PLAZA TENANT LLC

110 110TH AVENUE NORTHEAST TENANT LLC

110 CORCORAN STREET TENANT LLC

110 WALL MANAGER LLC

1100 15TH STREET NW TENANT LLC

[Signature Page to First Supplemental Indenture]

1100 LUDLOW STREET TENANT LLC

1100 MAIN STREET TENANT LLC

1101 CONNECTICUT AVE NW Q LLC

111 K ST NE Q LLC

1111 BROADWAY TENANT LLC

1111 WEST 6TH STREET TENANT LLC

1114 W FULTON MARKET Q LLC

1115 BROADWAY Q LLC

1115 HOWELL MILL ROAD TENANT LLC

1115 W FULTON MARKET Q LLC

115 BROADWAY TENANT LLC

115 EAST 23RD STREET TENANT LLC

1150 SOUTH OLIVE STREET TENANT LLC

1155 PERIMETER CENTER WEST TENANT LLC

1155 WEST FULTON STREET TENANT LLC

1156 6TH AVENUE TENANT LLC

117 NE 1ST AVE TENANT LLC

1175 PEACHTREE TENANT LLC

118 WEST 22ND STREET Q LLC

11801 DOMAIN BLVD TENANT LLC

12 EAST 49TH STREET TENANT LLC

12 SOUTH 1ST STREET TENANT LLC

120 BROADWAY TENANT LLC

120 WEST TRINITY PLACE TENANT LLC

1200 17TH STREET TENANT LLC

1200 FRANKLIN AVENUE TENANT LLC

[Signature Page to First Supplemental Indenture]

1200 S HAYES ST TENANT LLC

1201 3RD AVENUE TENANT LLC

1201 WILLS STREET TENANT LLC

1201 WILSON BLVD TENANT LLC

12130 MILLENNIUM DRIVE TENANT LLC

1240 ROSECRANS TENANT LLC

1245 WORCESTER ROAD TENANT LLC

125 S CLARK STREET TENANT LLC

125 WEST 25TH STREET TENANT LLC

12655 JEFFERSON BLVD TENANT LLC

128 SOUTH TRYON STREET TENANT LLC

129 WEST 29TH STREET Q LLC

130 5TH AVENUE TENANT LLC

130 MADISON AVENUE TENANT LLC

130 W 42ND STREET TENANT LLC

1300 SW 5TH AVE TENANT LLC

1305 2ND STREET Q LLC

1320 BURLINGTON MALL ROAD TENANT LLC

1330 LAGOON AVENUE TENANT LLC

1333 NEW HAMPSHIRE AVENUE NORTHWEST TENANT LLC

135 E 57TH STREET TENANT LLC

135 MADISON AVE TENANT LLC

1372 PEACHTREE STREET NE TENANT LLC

1389 PEACHTREE STREET NORTHWEST TENANT LLC

1400 LAVACA STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

1410 BROADWAY TENANT LLC

1411 4TH AVENUE TENANT LLC

1414 4TH AVE S TENANT LLC

142 W 57TH STREET TENANT LLC

14221 NORTH DALLAS PARKWAY TENANT LLC

1424 2ND STREET Q LLC

1430 WALNUT STREET TENANT LLC

1440 BROADWAY TENANT LLC

1440 NORTHERN BLVD TENANT LLC

1448 NW MARKET STREET TENANT LLC

1449 WOODWARD AVENUE TENANT LLC

145 W 45TH STREET TENANT LLC

1450 BROADWAY TENANT LLC

1451 E 4TH ST TENANT LLC

1453 3RD STREET PROMENADE Q LLC

1455 MARKET STREET TENANT LLC

1460 BROADWAY TENANT LLC

148 LAFAYETTE STREET TENANT LLC

149 5TH AVENUE TENANT LLC

149 MADISON AVENUE TENANT LLC

15 WEST 27TH STREET TENANT LLC

150 4TH AVE N TENANT LLC

1500 MCFARLAND PARKWAY TENANT LLC

1501 NE 11TH ST TENANT LLC

152 3RD STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

1525 11TH AVE TENANT LLC

1535 BROADWAY TENANT LLC

154 W 14TH STREET TENANT LLC

1547 9TH STREET HQ LLC

1557 WEST INNOVATION WAY TENANT LLC

1560 BROADWAY TENANT LLC

158 WALT WHITMAN ROAD TENANT LLC

16 EAST 34TH STREET TENANT LLC

160 VARICK STREET TENANT LLC

160 W SANTA CLARA ST TENANT LLC

1600 7TH AVENUE TENANT LLC

1601 19TH STREET TENANT LLC

1601 ELM STREET TENANT LLC

1601 MARKET STREET TENANT LLC

1601 VINE STREET TENANT LLC

161 AVENUE OF THE AMERICAS TENANT LLC

1611 TELEGRAPH AVENUE Q LLC

1615 PLATTE STREET TENANT LLC

1619 BROADWAY TENANT LLC

166 GEARY STREET HQ LLC

1660 LINCOLN STREET TENANT LLC

167 N GREEN STREET TENANT LLC

1674 BROADWAY TENANT LLC

1700 CITY PLAZA DR TENANT LLC

1700 LINCOLN STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

1701 RHODE ISLAND AVENUE NORTHWEST TENANT LLC

1725 HUGHES LANDING BOULEVARD TENANT LLC

1730 MINOR AVENUE TENANT LLC

17300 LAGUNA CANYON ROAD TENANT LLC

177 E COLORADO BLVD TENANT LLC

1775 TYSONS BOULEVARD TENANT LLC

18 WEST 18TH STREET TENANT LLC

180 GEARY STREET HQ LLC

180 NORTH GULPH ROAD TENANT LLC

180 SANSOME STREET TENANT LLC

1814 FRANKLIN ST Q LLC

18191 VON KARMAN AVENUE TENANT LLC

1820 DISCOVERY ST TENANT LLC

1825 SOUTH GRANT STREET TENANT LLC

1828 WALNUT ST TENANT LLC

183 MADISON AVENUE Q LLC

1840 GATEWAY DR. TENANT LLC

185 MADISON AVENUE TENANT LLC

18691 JAMBOREE ROAD TENANT LLC

1875 K STREET NW TENANT LLC

1881 BROADWAY HQ LLC

19 WEST 20TH STREET HQ LLC

1900 MARKET STREET TENANT LLC

1900 POWELL STREET TENANT LLC

1910 NORTH OLA AVENUE TENANT LLC

[Signature Page to First Supplemental Indenture]

1920 MCKINNEY AVE TENANT LLC

195 MONTAGUE STREET TENANT LLC

199 WATER STREET TENANT LLC

2 BELVEDERE DRIVE TENANT LLC

2 EMBARCADERO CENTER TENANT LLC

2 HARBORSIDE PL TENANT LLC

2 NORTH LASALLE STREET TENANT LLC

20 W KINZIE TENANT LLC

200 BERKELEY STREET TENANT LLC

200 CENTRAL AVENUE TENANT LLC

200 MASSACHUSETTS AVE NW TENANT LLC

200 PORTLAND TENANT LLC

200 SOUTH BISCAYNE BLVD TENANT LLC

200 SOUTH ORANGE AVENUE TENANT LLC

200 SPECTRUM CENTER DRIVE TENANT LLC

201 SPEAR ST TENANT LLC

2010 MAIN STREET TENANT LLC

2031 3RD AVE TENANT LLC

205 HUDSON STREET TENANT LLC

205 NORTH DETROIT STREET TENANT LLC

21 PENN PLAZA TENANT LLC

210 N GREEN PARTNERS LLC

210 N GREEN PROMOTER LLC

2120 BERKELEY WAY TENANT LLC

21255 BURBANK BOULEVARD TENANT LLC

214 WEST 29TH STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

218 DELAWARE STREET TENANT LLC

22 CORTLANDT STREET HQ LLC

2201 BROADWAY TENANT LLC

221 6TH STREET TENANT LLC

2211 MICHELSON DRIVE TENANT LLC

222 KEARNY STREET TENANT LLC

222 NORTH SEPULVEDA TENANT LLC

222 S RIVERSIDE PLAZA TENANT LLC

2221 PARK PLACE TENANT LLC

2222 PONCE DE LEON BLVD TENANT LLC

2230 BROADWAY Q LLC

225 SOUTH 6TH ST TENANT LLC

225 W 39TH STREET TENANT LLC

229 WEST 36TH STREET TENANT LLC

231 11TH AVE TENANT LLC

2323 DELGANY STREET TENANT LLC

24 FARNSWORTH STREET Q LLC

2-4 HERALD SQUARE TENANT LLC

240 WEST 37TH STREET TENANT LLC

2401 ELLIOTT AVENUE TENANT LLC

2420 17TH STREET TENANT LLC

2425 EAST CAMELBACK ROAD TENANT LLC

245 LIVINGSTON ST Q LLC

25 PARK ROW TENANT LLC

25 WEST 45TH STREET HQ LLC

250 E 200 S TENANT LLC

[Signature Page to First Supplemental Indenture]

250 PARK AVENUE TENANT LLC

255 GIRALDA AVENUE TENANT LLC

255 GREENWICH STREET TENANT LLC

255 S KING ST TENANT LLC

26 BROADWAY TENANT LLC

260 FRANKLIN ST Q LLC

2600 EXECUTIVE PARKWAY TENANT LLC

2700 POST OAK BLVD. TENANT LLC

27-01 QUEENS PLAZA NORTH TENANT LLC

2755 CANYON BLVD WW TENANT LLC

28 2ND STREET TENANT LLC

28 WEST 44TH STREET HQ LLC

2811 PONCE DE LEON BOULEVARD TENANT LLC

29 WEST 30TH STREET TENANT LLC

3 PARK AVENUE TENANT LLC

30 HUDSON STREET TENANT LLC

30 WALL STREET TENANT LLC

300 MORRIS STREET TENANT LLC

300 PARK AVENUE TENANT LLC

300 SW 1ST AVE TENANT LLC

3000 OLYM BOULEVARD TENANT LLC

3000 S ROBERTSON BLVD Q LLC

3001 BISHOP DRIVE TENANT LLC

3003 WOODBRIDGE AVE TENANT LLC

3030 S LA CIENEGA BLVD TENANT LLC

[Signature Page to First Supplemental Indenture]

3090 OLIVE STREET TENANT LLC

31 ST JAMES AVE TENANT LLC

3101 PARK BOULEVARD TENANT LLC

311 W 43RD STREET TENANT LLC

3120 139TH AVENUE SOUTHEAST TENANT LLC

315 EAST HOUSTON TENANT LLC

315 W 36TH STREET TENANT LLC

316 WEST 12TH STREET TENANT LLC

3161 MICHELSON TENANT LLC

3200 PARK CENTER DRIVE TENANT LLC

3219 KNOX STREET TENANT LLC

3280 PEACHTREE ROAD NE TENANT LLC

33 ARCH STREET TENANT LLC

33 EAST 33RD STREET TENANT LLC

33 IRVING TENANT LLC

330 NORTH WABASH TENANT LLC

3300 N. INTERSTATE 35 TENANT LLC

332 S MICHIGAN TENANT LLC

333 WEST SAN CARLOS TENANT LLC

3365 PIEDMONT ROAD TENANT LLC

340 BRYANT STREET HQ LLC

340 MADISON AVENUE TENANT LLC

345 4TH STREET TENANT LLC

345 WEST 100 SOUTH TENANT LLC

35 EAST 21ST STREET HQ LLC

350 WEST TRIMBLE ROAD TENANT LLC

[Signature Page to First Supplemental Indenture]

3500 MAPLE AVE TENANT LLC

352 PARK AVENUE SOUTH TENANT LLC

353 SACRAMENTO STREET TENANT LLC

35-37 36TH STREET TENANT LLC

360 NW 27TH STREET TENANT LLC

3600 BRIGHTON BOULEVARD TENANT LLC

3660 MARKET STREET TENANT LLC

370 EAST 19TH AVE TENANT LLC

3725 WEST GRACE STREET TENANT LLC

3750 NORTHWEST 87TH AVENUE TENANT LLC

38 WEST 21ST STREET TENANT LLC

385 5TH AVENUE Q LLC

3900 W ALAMEDA AVE TENANT LLC

391 SAN ANTONIO ROAD TENANT LLC

40 WATER STREET TENANT LLC

400 CALIFORNIA STREET TENANT LLC

400 CAPITOL MALL TENANT LLC

400 CONCAR DRIVE TENANT LLC

400 LINCOLN SQUARE TENANT LLC

400 SPECTRUM CENTER DRIVE TENANT LLC

400 W 14TH ST Q LLC

400 W CHURCH ST TENANT LLC

4005 MIRANDA AVE TENANT LLC

401 ELLIOTT AVENUE WEST TENANT LLC

401 SAN ANTONIO ROAD TENANT LLC

404 FIFTH AVENUE TENANT LLC

[Signature Page to First Supplemental Indenture]

4040 WILSON BOULEVARD TENANT LLC

4041 MACARTHUR BOULEVARD TENANT LLC

405 COLORADO STREET TENANT LLC

405 MATEO STREET TENANT LLC

408 BROADWAY TENANT LLC

410 NORTH SCOTTSDALE ROAD TENANT LLC

411 UNION ST TENANT LLC

414 WEST 14TH STREET HQ LLC

415 MISSION STREET TENANT LLC

419 LAFAYETTE STREET Q LLC

419 PARK AVENUE SOUTH TENANT LLC

420 5TH AVENUE Q LLC

420 COMMERCE STREET TENANT LLC

422 6TH ST TENANT LLC

424 W 33RD STREET TENANT LLC

424-438 FIFTH AVENUE TENANT LLC

428 BROADWAY TENANT LLC

429 LENOX AVE TENANT LLC

430 PARK AVENUE TENANT LLC

4311 11TH AVENUE NORTHEAST TENANT LLC

433 HAMILTON AVENUE TENANT LLC

437 5TH AVENUE Q LLC

437 MADISON AVENUE TENANT LLC

44 EAST 30TH STREET HQ LLC

44 MONTGOMERY STREET TENANT LLC

44 WALL STREET HQ LLC

[Signature Page to First Supplemental Indenture]

440 SEATON ST Q LLC

448 NORTH LASALLE STREET TENANT LLC

45 WEST 18TH STREET TENANT LLC

450 LEXINGTON TENANT LLC

460 PARK AVE SOUTH TENANT LLC

460 WEST 50 NORTH TENANT LLC

462 7TH AVE Q LLC

470 7TH AVENUE Q LLC

470 PARK AVENUE SOUTH Q LLC

475 BLOOMFIELD AVE TENANT LLC

475 SANSOME ST TENANT LLC

483 BROADWAY TENANT LLC

49 WEST 27TH STREET HQ LLC

490 BROADWAY TENANT LLC

50 W 28TH STREET TENANT LLC

500 11TH AVE NORTH TENANT LLC

500 7TH AVENUE TENANT LLC

501 BOYLSTON STREET TENANT LLC

501 EAST KENNEDY BOULEVARD TENANT LLC

501 EASTLAKE TENANT LLC

504 GARDEN STATE PLAZA TENANT LLC

5049 EDWARDS RANCH TENANT LLC

505 MAIN STREET TENANT LLC

505 PARK AVENUE Q LLC

50-60 FRANCISCO STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

511 W 25TH STREET TENANT LLC

515 FOLSOM STREET TENANT LLC

515 N STATE STREET TENANT LLC

5161 LANKERSHIM BOULEVARD TENANT LLC

519 17TH ST Q LLC

5215 NORTH O’CONNOR BOULEVARD TENANT LLC

524 BROADWAY TENANT LLC

525 BROADWAY TENANT LLC

53 BEACH STREET TENANT LLC

540 BROADWAY Q LLC

545 BOYLSTON STREET Q LLC

546 5TH AVENUE TENANT LLC

550 7TH AVENUE HQ LLC

550 KEARNY STREET HQ LLC

57 E 11TH STREET TENANT LLC

575 5TH AVENUE TENANT LLC

575 LEXINGTON AVENUE TENANT LLC

5750 WILSHIRE BOULEVARD TENANT LLC

5960 BERKSHIRE LANE TENANT LLC

599 BROADWAY TENANT LLC

6 CARDINAL WAY TENANT LLC

6 EAST 32ND STREET WW Q LLC

60 HUDSON STREET TENANT LLC

600 B STREET TENANT LLC

600 CALIFORNIA STREET TENANT LLC

[Signature Page to First Supplemental Indenture]

600 GRANT STREET TENANT LLC

600 H APOLLO TENANT LLC

6001 CASS AVENUE TENANT LLC

601 SOUTH FIGUEROA STREET TENANT LLC

606 BROADWAY TENANT LLC

609 5TH AVENUE TENANT LLC

609 GREENWICH STREET TENANT LLC

609 MAIN STREET TENANT LLC

609 NORTH AVENUE TENANT LLC

61 WEST 23RD STREET Q LLC

611 NORTH BRAND BOULEVARD TENANT LLC

615 S. TENANT LLC

623 5TH AVE TENANT LLC

625 MASSACHUSETTS TENANT LLC

625 WEST ADAMS STREET TENANT LLC

63 MADISON AVENUE TENANT LLC

6303 COWBOYS WAY TENANT LLC

65 EAST STATE STREET TENANT LLC

650 CALIFORNIA STREET TENANT LLC

6543 SOUTH LAS VEGAS BOULEVARD TENANT LLC

655 15TH STREET NW TENANT LLC

655 MONTGOMERY ST TENANT LLC

655 NEW YORK AVENUE NORTHWEST TENANT LLC

660 J STREET TENANT LLC

660 NORTH CAPITOL ST NW TENANT LLC

[Signature Page to First Supplemental Indenture]

67 IRVING PLACE TENANT LLC

6900 NORTH DALLAS PARKWAY TENANT LLC

695 TOWN CENTER DRIVE TENANT LLC

7 WEST 18TH STREET TENANT LLC

700 8TH AVE S TENANT LLC

700 K STREET NW TENANT LLC

700 SOUTH ROSEMARY AVENUE TENANT LLC

700 SW 5TH TENANT LLC

708 MAIN ST TENANT LLC

71 5TH AVENUE TENANT LLC

71 STEVENSON STREET Q LLC

711 ATLANTIC AVENUE TENANT LLC

725 PONCE DE LEON AVE NE TENANT LLC

7272 WISCONSIN AVENUE TENANT LLC

729 WASHINGTON AVE TENANT LLC

7300 DALLAS PARKWAY TENANT LLC

731 SANSOME STREET TENANT LLC

7400 166TH AVE NE TENANT LLC

75 ARLINGTON STREET TENANT LLC

75 E SANTA CLARA STREET TENANT LLC

75 ROCK PLZ TENANT LLC

750 LEXINGTON AVENUE TENANT LLC

750 WHITE PLAINS ROAD TENANT LLC

7500 LEGACY CIRCLE TENANT LLC

755 SANSOME STREET TENANT LLC

756 W PEACHTREE TENANT LLC

[Signature Page to First Supplemental Indenture]

77 SANDS TENANT LLC

77 SANDS WW CORPORATE TENANT LLC

77 SLEEPER STREET TENANT LLC

776 6TH AVENUE Q LLC

7761 GREENHOUSE RD. TENANT LLC

777 6TH STREET NW TENANT LLC

777 MEMORIAL DRIVE SOUTHEAST TENANT LLC

78 SW 7TH STREET TENANT LLC

7950 TYSON’S CORNER CENTER TENANT LLC

8 W 40TH STREET TENANT LLC

80 M STREET SE TENANT LLC

800 5TH AVE TENANT LLC

800 BELLEVUE WAY TENANT LLC

800 MARKET STREET TENANT LLC

800 NORTH HIGH STREET TENANT LLC

801 B. SPRINGS ROAD TENANT LLC

808 WILSHIRE BOULEVARD TENANT LLC

820 18TH AVE SOUTH TENANT LLC

821 17TH STREET TENANT LLC

83 MAIDEN LANE Q LLC

830 BRICKELL PLAZA TENANT LLC

830 NE HOLLADAY STREET TENANT LLC

8305 SUNSET BOULEVARD HQ LLC

850 MASSACHUSETTS AVENUE TENANT LLC

8687 MELROSE AVENUE TENANT LLC

[Signature Page to First Supplemental Indenture]

8687 MELROSE GREEN TENANT LLC

8750 N. CENTRAL EXPRESSWAY TENANT LLC

88 U PLACE TENANT LLC

880 3RD AVE TENANT LLC

881 PEACHTREE STREET NORTHEAST TENANT LLC

8910 UNIVERSITY CENTER LANE TENANT LLC

90 SOUTH 400 WEST TENANT LLC

900 CONGRESS AVE TENANT LLC

900 WILSHIRE BOULEVARD Q LLC

901 BATTERY STREET TENANT LLC

901 NORTH GLEBE ROAD TENANT LLC

901 WOODLAND ST TENANT LLC

902 BROADWAY TENANT LLC

906 WESTERN AVE TENANT LLC

920 5TH AVE TENANT LLC

920 SW 6TH AVENUE TENANT LLC

9200 TIMPANOGOS HIGHWAY TENANT LLC

925 4TH AVENUE TENANT LLC

925 N LA BREA AVE TENANT LLC

95 BERKELEY STREET TENANT LLC

9777 WILSHIRE BOULEVARD Q LLC

980 6TH AVENUE TENANT LLC

9830 WILSHIRE BOULEVARD TENANT LLC

99 CHAUNCY STREET Q LLC

99 HIGH ST Q LLC

[Signature Page to First Supplemental Indenture]

99 HIGH STREET TENANT LLC

BIRD INVESTCO LLC

CITIES BY WE LLC

CLASSROOMS AT WEWORK LLC

EUCLID LLC

FIELDLENS LLC

FIVE HUNDRED FIFTH AVENUE HQ LLC

INSURANCE SERVICES BY WEWORK LLC

KAPE LLC

LEGACY TENANT LLC

MAILROOM BAR AT 110 WALL LLC

MISSIONU PBC

ONE GOTHAM CENTER TENANT LLC

ONE METROPOLITAN SQUARE TENANT LLC

ONE SOUTH BROAD TENANT LLC

PARKMERCED PARTNER LLC

PLAY BY WEWORK LLC

PLAZA STEPPES TENANT LLC

POWERED BY WE LLC

PROJECT CAESAR LLC

PROJECT STANDBY I LLC

PROLIFIC INTERACTIVE LLC

PXWE FACILITY & ASSET MANAGEMENT

SERVICES LLC

SOUTH TRYON STREET TENANT LLC

SPACIOUS TECHNOLOGIES, LLC

[Signature Page to First Supplemental Indenture]

THE HUB TENANT LLC

TX LQ HOLDINGS LLC

WALTZ MERGER SUB LLC

WE RISE SHELL LLC

WE WORK 154 GRAND LLC

WE WORK 349 5TH AVE LLC

WE WORK MANAGEMENT LLC

WE WORK RETAIL LLC

WEGROW NYC LLC

WEINSURE HOLDCO LLC

WELKIO LLC

WEWORK 156 2ND LLC

WEWORK 175 VARICK LLC

WEWORK 25 TAYLOR LLC

WEWORK 261 MADISON LLC

WEWORK 54 WEST 40TH LLC

WEWORK ASSET MANAGEMENT LLC

WEWORK COMMONS LLC

WEWORK COMPANIES PARTNER LLC

WEWORK CONSTRUCTION LLC

WEWORK HOLDINGS LLC

WEWORK INTERCO LLC

WEWORK LA LLC

WEWORK LABS ENTITY LLC

WE WORK LITTLE WEST 12TH LLC

WEWORK MAGAZINE LLC

[Signature Page to First Supplemental Indenture]

WEWORK REAL ESTATE LLC

WEWORK SERVICES LLC

WEWORK SPACE SERVICES INC.

WEWORK SPACE SERVICES LLC

WEWORK WELLNESS LLC

WILDGOOSE I LLC

WILDGOOSE II LLC

WW 1 JOURNAL SQUARE LLC

WW 1010 HANCOCK LLC

WW 107 SPRING STREET LLC

WW 11 JOHN LLC

WW 110 WALL LLC

WW 111 WEST ILLINOIS LLC

WW 115 W 18TH STREET LLC

WW 1161 MISSION LLC

WW 120 E 23RD STREET LLC

WW 1328 FLORIDA AVENUE LLC

WW 1550 WEWATTA STREET LLC

WW 1601 FIFTH AVENUE LLC

WW 1875 CONNECTICUT LLC

WW 2015 SHATTUCK LLC

WW 205 E 42ND STREET LLC

WW 210 N GREEN LLC

WW 220 NW EIGHTH AVENUE LLC

WW 222 BROADWAY LLC

WW 2221 SOUTH CLARK LLC

[Signature Page to First Supplemental Indenture]

WW 240 BEDFORD LLC

WW 25 BROADWAY LLC

WW 312 ARIZONA LLC

WW 350 LINCOLN LLC

WW 379 W BROADWAY LLC

WW 401 PARK AVENUE SOUTH LLC

WW 5 W 125TH STREET LLC

WW 500 YALE LLC

WW 51 MELCHER LLC

WW 520 BROADWAY LLC

WW 535 MISSION LLC

WW 555 WEST 5TH STREET LLC

WW 5782 JEFFERSON LLC

WW 600 CONGRESS LLC

WW 641 S STREET LLC

WW 718 7TH STREET LLC

WW 745 ATLANTIC LLC

WW 79 MADISON LLC

WW 81 PROSPECT LLC

WW 811 WEST 7TH STREET LLC

WW 85 BROAD LLC

WW 995 MARKET LLC

WW BROOKLYN NAVY YARD LLC

WW BUILDCO LLC

[Signature Page to First Supplemental Indenture]

WW ENLIGHTENED HOSPITALITY INVESTOR LLC

WW ONSITE SERVICES AAG LLC

WW ONSITE SERVICES BOA LLC

WW ONSITE SERVICES EXP LLC

WW ONSITE SERVICES LLC

WW ONSITE SERVICES SFI LLC

WW ONSITE SERVICES SUM LLC

WW PROJECT SWIFT DEVELOPMENT LLC

WW VENDORCO LLC

WWCO ARCHITECTURE HOLDINGS LLC

WWCO ARCHITECTURE INC.

By:	/s/ Timothy Fetten
Name: Timothy Fetten
Title: Authorized Signatory

[Signature Page to First Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

/s/ Thomas E. Tabor
Name: Thomas E. Tabor
Title: Vice President

[Signature Page to First Supplemental Indenture]